                                                                   EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 20, 2000 relating to the consolidated financial statements and financial statement schedule, which appears in Exhibit 99.1 to Lucent Technologies Inc.'s Current Report on Form 8-K dated February 10, 2000.

/s/PricewaterhouseCoopers LLP
New York, New York
October 5, 2000